SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by Party other than the Registrant [_]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[_]  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e) (2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                           First Financial Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)

    (name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6 (i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4)  Date Filed:

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

                                                             IMPORTANT REMINDER


                           FIRST FINANCIAL FUND, INC.
                         Special Meeting of Stockholders
                          To be held on April 25, 2000

                                                                  March 30, 2000

Dear Stockholder:

         Recently we distributed proxy material regarding the Special Meeting of Stockholders for First Financial Fund, Inc. scheduled to take place at 10:30 am on TUESDAY, APRIL 25, 2000. Our records indicate that we have not yet received your voting instructions. (If you have already submitted your vote, we apologize for the inconvenience.) We encourage you to exercise your right to vote so that we may have a majority opinion from the stockholders of the Fund. Please take a few moments to cast your vote. If you do not plan to attend the Meeting, we need to receive your vote by Monday, April 24, 2000.

         The sole purpose of the Meeting is to consider a proposal to amend the Fund's charter to require a two-thirds vote to change the Fund's investment objectives, to change its policy of concentration in banking, savings, and mortgage banking companies and to engage in certain business combinations with affiliated persons. Approval of this proposal will have no effect on how the Fund's portfolio is managed. Indeed, it will make it more likely that its core focus will remain the same in the future. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THIS CHANGE. Please see the proxy statement previously mailed to you for further information.

         For your convenience, we have established four easy methods for you to vote:

                  1. BY INTERNET: Visit the website WWW.PROXYVOTE.COM and enter the control number found on your proxy card.

                  2. BY   PHONE:  Call   1-800-606-2772.   Representatives   are
         available to take your vote Monday through Friday between 9 a.m. and 11 p.m. and Saturday noon to 6 p.m. Eastern Time.

                  3. BY MAIL: Complete the enclosed proxy card and return it in the enclosed postage-paid envelope. Please utilize this option only if enough time remains for your vote to be received in time for the Meeting.

                     REMEMBER, YOUR VOTE COUNTS. VOTE TODAY!

         Please take the time to vote your shares to reduce the need for additional solicitation efforts or costly meeting adjournments.

         Thank you for your prompt attention.

                                                     Very truly yours,

                                                     /s/
                                                     THOMAS T. MOONEY
                                                     PRESIDENT AND DIRECTOR

                                                             IMPORTANT REMINDER


                           FIRST FINANCIAL FUND, INC.
                         Special Meeting of Stockholders
                          To be held on April 25, 2000

                                                                  March 30, 2000

Dear Stockholder:

         Recently we distributed proxy material regarding the Special Meeting of Stockholders for First Financial Fund, Inc. scheduled to take place at 10:30 am on TUESDAY, APRIL 25, 2000. Our records indicate that we have not yet received your voting instructions. (If you have already submitted your vote, we apologize for the inconvenience.) We encourage you to exercise your right to vote so that we may have a majority opinion from the stockholders of the Fund. Please take a few moments to cast your vote. If you do not plan to attend the Meeting, we need to receive your vote by Monday, April 24, 2000.

         The sole purpose of the Meeting is to consider a proposal to amend the Fund's charter to require a two-thirds vote to change the Fund's investment objectives, to change its policy of concentration in banking, savings, and mortgage banking companies and to engage in certain business combinations with affiliated persons. Approval of this proposal will have no effect on how the Fund's portfolio is managed. Indeed, it will make it more likely that its core focus will remain the same in the future. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THIS CHANGE. Please see the proxy statement previously mailed to you for further information.

         For your convenience, we have established four easy methods for you to vote:

                  1. BY INTERNET: Visit the website WWW.PROXYVOTE.COM and enter the control number found on your proxy card.

                  2. BY PHONE: Dial the toll-free number found on the proxy card and follow the simple instructions.

                  3. BY MAIL: Complete the enclosed proxy card and return it in the enclosed postage-paid envelope. Please utilize this option only if enough time remains for your vote to be received in time for the Meeting.

                     REMEMBER, YOUR VOTE COUNTS. VOTE TODAY!

         Please take the time to vote your shares to reduce the need for additional solicitation efforts or costly meeting adjournments.

         Thank you for your prompt attention.

                                                     Very truly yours,

                                                     /s/
                                                     THOMAS T. MOONEY
                                                     PRESIDENT AND DIRECTOR